DEFERRED REVENUES	12 Months Ended
Mar. 31, 2016
Deferred Revenue Disclosure [Abstract]
Deferred Revenue Disclosure [Text Block]
NOTE 14 -	DEFERRED REVENUES

Deferred revenues in the aggregate amount of $4,292,220, consisting of a current component of $1,013,333 and a long term component of $3,278,887. These line items represent the unamortized amounts of a $200,000 advance payment received for a TAGI licensing agreement with a fifteen year term beginning in September 2010 and ending in August 2025 and the $5,000,000 advance payment Epic Collaborative Agreement with a five year term beginning in June 2015 and ending in May 2020. The advance payment was recorded as deferred revenue when received and is earned, on a straight line basis over the life of the license. The current component is equal to the amount of revenue to be earned during the 12 month period immediately subsequent to the balance date and the long term component is equal to the amount of revenue to be earned thereafter.